AMENDMENT TO
              INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN CURIAN VARIABLE SERIES TRUST AND CURIAN CAPITAL, LLC

--------------------------------------------------------------------------------

      This AMENDMENT is made by and between CURIAN VARIABLE SERIES TRUST, a Massachusetts business trust ("Trust"), and CURIAN CAPITAL, LLC, a Michigan limited liability company ("Adviser").

      WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated December 19, 2011 ("Agreement"), whereby the Adviser agreed to serve as the investment adviser and business manager for the Funds of the Trust.

      WHEREAS, the parties have agreed to amend Schedule A and Schedule B of the Agreement to add the following new Funds ("New Funds") and to amend the names of the following Funds ("Fund Name Changes"), and to add each New Fund's respective fee schedule:

           NEW FUNDS (EFFECTIVE APRIL 29, 2013)
           ------------------------------------
           1)   Curian Guidance - Interest Rate Opportunities Fund;
           2)   Curian Guidance - Multi-Strategy Income Fund;
           3)   Curian Guidance - Growth Fund;
           4)   Curian Guidance - Institutional Alt 100 Conservative Fund;
           5)   Curian Guidance - Institutional Alt 100 Growth Fund;
           6)   Curian Guidance - International Opportunities Conservative Fund;
           7)   Curian Guidance - International Opportunities Moderate Fund;
           8)   Curian Guidance - International Opportunities Growth Fund;
           9)   Curian Guidance - Real Assets Fund;
           10)  Curian/Aberdeen Latin America Fund;
           11)  Curian/Ashmore Emerging Market Small Cap Equity Fund;
           12)  Curian/Baring International Fixed Income Fund;
           13)  Curian/BlackRock Global Long Short Credit Fund;
           14)  Curian/Eaton Vance Global Macro Absolute Return Advantage Fund;
           15)  Curian/Lazard International Strategic Equity Fund;
           16)  Curian Long Short Credit Fund;
           17)  Curian/Schroder Emerging Europe Fund;
           18)  Curian/UBS Global Long Short Income Opportunities Fund; and
           19)  Curian/Urdang International REIT Fund.

           FUND NAME CHANGES (EFFECTIVE APRIL 29, 2013)
           --------------------------------------------
           1)   FROM: Curian Guidance - Maximize Income Fund
                TO: Curian Guidance - Conservative Fund;
           2)   FROM: Curian Guidance - Balanced Income Fund
                TO: Curian Guidance - Moderate Fund;
           3)   FROM: Curian Guidance - Rising Income Fund
                TO: Curian Guidance - Equity Income Fund;
           4)   FROM: Curian Guidance - Institutional Alt 100 Fund
                TO: Curian Guidance - Institutional Alt 100 Moderate Fund; and
           5)   FROM: Curian Dynamic Risk Advantage - Aggressive Fund
                TO: Curian Dynamic Risk Advantage - Growth Fund.

      NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

      1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A attached hereto.

      2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B attached hereto.

      3. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of February 12, 2013, effective as of April 29, 2013. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

CURIAN VARIABLE SERIES TRUST              CURIAN CAPITAL, LLC

By: /s/ Emily J. Eibergen                 By: /s/ Michael A. Bell
    -----------------------------------       ----------------------------------
Name: Emily J. Eibergen                   Name: Michael A. Bell
      ---------------------------------         --------------------------------
Title: Assistant Secretary                Title: President and Chief Executive
       --------------------------------          Officer
                                                 -------------------------------

                                   SCHEDULE A
                              DATED: APRIL 29, 2013
                                 (List of Funds)

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
Curian Guidance - Interest Rate Opportunities Fund
--------------------------------------------------------------------------------
Curian Guidance - Multi-Strategy Income Fund
--------------------------------------------------------------------------------
Curian Guidance - Equity Income Fund
--------------------------------------------------------------------------------
Curian Guidance - Conservative Fund
--------------------------------------------------------------------------------
Curian Guidance - Moderate Fund
--------------------------------------------------------------------------------
Curian Guidance - Growth Fund
--------------------------------------------------------------------------------
Curian Guidance - Moderate Growth Fund
--------------------------------------------------------------------------------
Curian Guidance - Maximum Growth Fund
--------------------------------------------------------------------------------
Curian Guidance - Tactical Moderate Growth Fund
--------------------------------------------------------------------------------
Curian Guidance - Tactical Maximum Growth Fund
--------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 65 Fund
--------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 100 Conservative Fund
--------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 100 Moderate Fund
--------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 100 Growth Fund
--------------------------------------------------------------------------------
Curian Guidance - International Opportunities Conservative Fund
--------------------------------------------------------------------------------
Curian Guidance - International Opportunities Moderate Fund
--------------------------------------------------------------------------------
Curian Guidance - International Opportunities Growth Fund
--------------------------------------------------------------------------------
Curian Guidance - Equity 100 Fund
--------------------------------------------------------------------------------
Curian Guidance - Fixed Income 100 Fund
--------------------------------------------------------------------------------
Curian Tactical Advantage 35 Fund
--------------------------------------------------------------------------------
Curian Tactical Advantage 60 Fund
--------------------------------------------------------------------------------
Curian Tactical Advantage 75 Fund
--------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Diversified Fund
--------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Growth Fund
--------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Income Fund
--------------------------------------------------------------------------------
Curian Guidance - Real Assets Fund
--------------------------------------------------------------------------------
Curian/Aberdeen Latin America Fund
--------------------------------------------------------------------------------
Curian/American Funds(R) Growth Fund
--------------------------------------------------------------------------------
Curian/AQR Risk Parity Fund
--------------------------------------------------------------------------------
Curian/Ashmore Emerging Market Small Cap Equity Fund
--------------------------------------------------------------------------------
Curian/Baring International Fixed Income Fund
--------------------------------------------------------------------------------
Curian/BlackRock Global Long Short Credit Fund
--------------------------------------------------------------------------------
Curian/DFA U.S. Micro Cap Fund
--------------------------------------------------------------------------------
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
--------------------------------------------------------------------------------
Curian/Epoch Global Shareholder Yield Fund
--------------------------------------------------------------------------------
Curian/FAMCO Flex Core Covered Call Fund
--------------------------------------------------------------------------------
Curian/Franklin Templeton Frontier Markets Fund
--------------------------------------------------------------------------------
Curian/Franklin Templeton Natural Resources Fund
--------------------------------------------------------------------------------
Curian/Invesco Balanced-Risk Commodities Strategy Fund
--------------------------------------------------------------------------------
Curian/Lazard International Strategic Equity Fund
--------------------------------------------------------------------------------
Curian Long Short Credit Fund
--------------------------------------------------------------------------------
Curian/Neuberger Berman Currency Fund
--------------------------------------------------------------------------------
Curian/Nicholas Convertible Arbitrage Fund
--------------------------------------------------------------------------------
Curian/PIMCO Credit Income Fund
--------------------------------------------------------------------------------
Curian/PineBridge Merger Arbitrage Fund
--------------------------------------------------------------------------------
Curian/Schroder Emerging Europe Fund
--------------------------------------------------------------------------------
Curian/The Boston Company Equity Income Fund
--------------------------------------------------------------------------------
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Curian/UBS Global Long Short Income Opportunities Fund
--------------------------------------------------------------------------------
Curian/Urdang International REIT Fund
--------------------------------------------------------------------------------
Curian/Van Eck International Gold Fund
--------------------------------------------------------------------------------

                                   SCHEDULE B
                              DATED: APRIL 29, 2013
                                 (Compensation)

--------------------------------------------------------------------------------------------------------
FUND                                                               ASSETS                 ADVISORY FEE
                                                                                      (ANNUAL RATE BASED
                                                                                        ON AVERAGE NET
                                                                                            ASSETS
                                                                                          OF THE FUND)
--------------------------------------------------------------------------------------------------------
Curian Guidance - Interest Rate Opportunities Fund                 All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Multi-Strategy Income Fund                       All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Equity Income Fund                               All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Conservative Fund                                All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Moderate Fund                                    All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Growth Fund                                      All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Moderate Growth Fund                             All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Maximum Growth Fund                              All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Tactical Moderate Growth Fund                    All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Tactical Maximum Growth Fund                     All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 65 Fund                        All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 100 Conservative Fund          All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 100 Moderate Fund              All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 100 Growth Fund                All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - International Opportunities Conservative Fund    All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - International Opportunities Moderate Fund        All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - International Opportunities Growth Fund          All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Equity 100 Fund                                  All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Fixed Income 100 Fund                            All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 35 Fund                                  $0 to $1 billion            .75%
                                                                   Over $1 billion             .70%
--------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 60 Fund                                  $0 to $1 billion            .75%
                                                                   Over $1 billion             .70%
--------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 75 Fund                                  $0 to $1 billion            .75%
                                                                   Over $1 billion             .70%
--------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Diversified Fund                   $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
--------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Growth Fund                        $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
--------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Income Fund                        $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Real Assets Fund                                 All Assets                  .20%
--------------------------------------------------------------------------------------------------------
Curian/Aberdeen Latin America Fund                                 $0 to $1 billion           1.35%
                                                                   Over $1 billion            1.30%
--------------------------------------------------------------------------------------------------------
Curian/American Funds(R) Growth Fund                               $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
--------------------------------------------------------------------------------------------------------
Curian/AQR Risk Parity Fund                                        $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
--------------------------------------------------------------------------------------------------------
Curian/Ashmore Emerging Market Small Cap Equity Fund               $0 to $1 billion           1.10%
                                                                   Over $1 billion            1.05%
--------------------------------------------------------------------------------------------------------
Curian/Baring International Fixed Income Fund                      $0 to $1 billion            .60%
                                                                   Over $1 billion             .55%
--------------------------------------------------------------------------------------------------------
Curian/BlackRock Global Long Short Credit Fund                     $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
FUND                                                               ASSETS                 ADVISORY FEE
                                                                                      (ANNUAL RATE BASED
                                                                                        ON AVERAGE NET
                                                                                            ASSETS
                                                                                          OF THE FUND)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Curian/DFA U.S. Micro Cap Fund                                     $0 to $1 billion            .80%
                                                                   Over $1 billion             .75%
--------------------------------------------------------------------------------------------------------
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund     $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
--------------------------------------------------------------------------------------------------------
Curian/Epoch Global Shareholder Yield Fund                         $0 to $1 billion            .70%
                                                                   Over $1 billion             .65%
--------------------------------------------------------------------------------------------------------
Curian/FAMCO Covered Call Fund                                     $0 to $1 billion            .60%
                                                                   Over $1 billion             .55%
--------------------------------------------------------------------------------------------------------
Curian/Franklin Templeton Frontier Markets Fund                    $0 to $1 billion           1.40%
                                                                   Over $1 billion            1.35%
--------------------------------------------------------------------------------------------------------
Curian/Franklin Templeton Natural Resources Fund                   $0 to $1 billion            .80%
                                                                   Over $1 billion             .75%
--------------------------------------------------------------------------------------------------------
Curian/Invesco Balanced-Risk Commodities Strategy Fund             $0 to $1 billion            .75%
                                                                   Over $1 billion             .70%
--------------------------------------------------------------------------------------------------------
Curian/Lazard International Strategic Equity Fund                  $0 to $1 billion            .80%
                                                                   Over $1 billion             .75%
--------------------------------------------------------------------------------------------------------
Curian Long Short Credit Fund                                      $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
--------------------------------------------------------------------------------------------------------
Curian/Neuberger Berman Currency Fund                              $0 to $1 billion            .70%
                                                                   Over $1 billion             .65%
--------------------------------------------------------------------------------------------------------
Curian/Nicholas Convertible Arbitrage Fund                         $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
--------------------------------------------------------------------------------------------------------
Curian/PIMCO Credit Income Fund                                    $0 to $1 billion            .50%
                                                                   Over $1 billion             .45%
--------------------------------------------------------------------------------------------------------
Curian/PineBridge Merger Arbitrage Fund                            $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
--------------------------------------------------------------------------------------------------------
Curian/Schroder Emerging Europe Fund                               $0 to $1 billion           1.10%
                                                                   Over $1 billion            1.05%
--------------------------------------------------------------------------------------------------------
Curian/The Boston Company Equity Income Fund                       $0 to $1 billion            .55%
                                                                   Over $1 billion             .50%
--------------------------------------------------------------------------------------------------------
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund   $0 to $1 billion            .90%
                                                                   Over $1 billion             .85%
--------------------------------------------------------------------------------------------------------
Curian/UBS Global Long Short Income Opportunities Fund             $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
--------------------------------------------------------------------------------------------------------
Curian/Urdang International REIT Fund                              $0 to $1 billion            .80%
                                                                   Over $1 billion             .75%
--------------------------------------------------------------------------------------------------------
Curian/Van Eck International Gold Fund                             $0 to $1 billion            .80%
                                                                   Over $1 billion             .75%
--------------------------------------------------------------------------------------------------------

                                       B-2